SUNAMERICA FOCUSED SERIES, INC.
                               Focused Portfolios

              Supplement to the Prospectus dated February 20, 2004

         Under the section entitled "Manager" on page 48 of the Prospectus, the third paragraph is replaced with the following:

         Prior to February  20,  2004,  the Focused  Dividend  Strategy
         Portfolio was operated as the Focused Dividend Strategy Portfolio of the SunAmerica Equity Funds. For the fiscal year ended September 30, 2003, the Focused Dividend Strategy Portfolio of the SunAmerica Equity Funds paid SunAmerica a fee equal to 0.35% of average daily net assets. Francis D. Gannon and Steven A. Neimeth have supervisory responsibility over the Focused Dividend Strategy Portfolio. Mr. Gannon, a Senior Vice President, has been with the Adviser since 1993. Mr. Neimeth, a Senior Vice President, joined the Adviser in 2004. Focused Dividend Strategy Portfolio will be paid an annual fee at 0.35% of average daily net assets.

Dated:  May 24, 2004